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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 1999


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                           TRIDENT MICROSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-20784                  770156584
-------------------------------    ------------------------    -------------------
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer)
 incorporation or organization)                                Identification No.)


           2450 WALSH AVENUE
        SANTA CLARA, CALIFORNIA                                    95051-1303
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (408) 496-1085

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ITEM 5. OTHER EVENTS.

     Amendment of Bylaws.

     On November 19, 1999, the Board of Directors of Trident Microsystems (the "Company") adopted an amendment to the Company's Bylaws to clarify the timing of a special meeting of stockholders after a request for such a meeting from a greater than ten percent stockholder ("Bylaws Amendment"). The new special meeting provision sets a minimum of 120 days and a maximum of 130 days as the time frame pursuant to which the Company establishes the date of a special meeting after a request from a greater than ten percent stockholder.

     The text of the Company's Bylaws regarding the calling of a special meeting of stockholders is as follows:

          "Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called only (i) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (ii) by the holders of not less than 10% of all shares entitled to cast votes at the meeting, voting together as a single class.

          Upon request in writing sent by registered mail to the president or chief executive officer by any stockholder or stockholders entitled to call a special meeting of stockholders pursuant to this Section 2, the Board of Directors shall determine a place, date and time for such meeting, which time shall be not less than one hundred twenty (120) nor more than one hundred thirty (130) days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more than 60 days nor less than 10 days before the date of such meeting. Following such receipt of a request and determination of the validity of the request, it shall be the duty of the secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 3 hereof, that a meeting will be held at the place, date and time so determined. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice."

     The Certificate of Amendment of Bylaws of the Company and the Company's press release dated November 24, 1999 are attached hereto as Exhibit 3.2 and
Exhibit 99.3, respectively, and incorporated herein by reference. The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to such exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The Certificate of Amendment of Bylaws of the Company and the Company's press release dated November 24, 1999 are attached hereto as Exhibit 3.2 and
Exhibit 99.3, respectively, and incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Trident Microsystems, Inc.


Date: November 24, 1999                      By: /s/ Frank C. Lin
                                               ------------------------
                                               Frank C. Lin
                                               Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------
  3.2           Certificate of Amendment of Bylaws of Trident Microsystems, Inc.
 99.3           Press Release, dated November 24, 1999.


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